SCHEDULE 1.1

          Excluded Assets (as of 12/31/94):

          1.   Cash in bank accounts and marketable securities

          2. Deposits and prepaid assets of Sellers, if not reflected in the Statement of Assets and Payables (as defined in Schedule 2.1 to the Agreement)

          3.   Seller's tax returns and back-up materials therefor

          4. Seller's respective corporate and trust franchises and minute and stock record books

          5.   Seller's credit card receivables

          6. All real property owned by Company (subject to the leaseholds in favor of Buyer contemplated by the New Leases

          7.   The following notes receivable due to Company:

               a. Note payable by Fred J. Pisciotta in the principal amount of $345,519

               b.   Note payable by John Wieder in the principal amount of
          $77,566

               c. Note payable by Fred J. Pisciotta, trustee f/b/o Randolph James Pisciotta in the principal amount of $135,387

               d. Note payable by Fred J. Pisciotta, trustee f/b/o Gina Renee Lovett in the principal amount of $135,387

               e. Note payable by Fred J. Pisciotta, trustee f/b/o Lisa Ann Pisciotta in the principal amount of $135,387

               f. Note payable by Fred J. Pisciotta, trustee f/b/o Brenda Elaine Pisciotta in the principal amount of $135,387

          8.   Snappy Car Rental Sublease Deposit ($1,333)

          9.   Interest Rate Cap        16,750

          10.  Federal Kemper Life Ins. Policy FK2216515

          11.  Trans American Occidental Life Ins. Policy 92439942


                                                                Exhibit 1.1

                                     BILL OF SALE


                    BEACON AUTO PARTS COMPANY, a Delaware corporation (hereinafter called "Company"), and BEACON AUTO PARTS COMPANY, a Pennsylvania business trust ("Trust", and, together with Company, "Assignors"), for One Dollar ($1.00) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, by these presents do jointly and severally sell, assign, transfer and convey unto Republic Automotive Parts Sales, Inc., a Delaware corporation (hereinafter called "Assignee"), and, to the extent hereinafter provided, to Republic Automotive Parts, Inc., a Delaware corporation ("RAPI"), and their respective successors and assigns, the following described properties, assets and rights, accrued and contingent, and wherever situated or located, owned by any of Assignors or to which any of Assignors has any right, title or interest as of [the Closing Date], as well as all other "Purchased Assets" as such term is defined in that certain Agreement of Purchase and Sale of Assets, dated as of ____________, 1995, among Assignors, Assignee, RAPI and Fred J. Pisciotta (the "Agreement"), excepting only those Excluded Assets listed on Schedule 1.1 to the
          Agreement:

                    (a) all machinery, equipment, furniture, fixtures, tools, parts, shelving, conveyors, raised metal flooring and related systems, cars, trucks, motor vehicles and fixed assets, including without limitation those referred to on Schedule "A" annexed hereto;

                    (b) all automotive parts and accessories and other inventories and supplies, as well as all trade, advertising and promotional literature and displays;

                    (c) all accounts and other amounts receivable of Assignors (but excluding credit card accounts receivable) and all other rights to payment, causes of action, claims and rights of recovery, including without limitation under warranties and the like;

                    (d) those contracts, leases and agreements assumed by Assignee pursuant to the Agreement and Assignors' rights and benefits thereunder;

                    (e) all transferable licenses and permits and all patents, trademarks, trade names, service names, service marks, copyrights, know-how and other proprietary information and rights, including the entire right to use the names "Beacon", "Beacon Auto Parts", "Greene Motor Equipment Company" and "Auto Parts Distributors";

                    (f) all computer equipment, computer software, programs, manuals, documentation, user guides, files, discs and other storage media;

                    (g) all customer and vendor lists and files, the right to receive mail and other communications and shipments of merchandise addressed to any of Assignors;

                    (h) all insurance proceeds and rights to insurance proceeds relating to any of the foregoing;

                    (i) all of the business and goodwill of each of Assignors as a going concern; and

                    (j) all customer and vendor sales and purchase records and all other financial and other books and records relating to any of the Purchased Assets and/or Assumed Liabilities (as defined in the Liabilities Undertaking executed and delivered pursuant to the Agreement) and/or any other aspect the Business (as defined in the Agreement).

                    It is acknowledged that the Purchased Assets sold, assigned, transferred and conveyed to RAPI hereunder are limited to accounts receivable having an aggregate value of $1,000,000 and that all other properties, assets and rights sold, assigned, transferred and conveyed hereunder are sold, assigned, transferred and conveyed to Assignee, its successors and assigns.

                    Each of Assignors hereby authorizes and grants its power of attorney to Assignee and appoints Assignee and the officers thereof as each of Assignors' attorney-in-fact to take any appropriate action in connection with any of the aforementioned properties, assets and rights, in the name of any of Assignors or in its own or any other name but at its own expense, it being understood that this authorization and power of attorney are coupled with an interest and irrevocable.

                    TO HAVE AND TO HOLD the aforementioned properties, assets and rights unto the said Assignee, its successors and assigns, and to the extent herein provided to RAPI, its successors and assigns, to and for the use thereof forever.



                    IN WITNESS WHEREOF, Assignors have caused this instrument to be duly executed as of _____________________.

                                        BEACON AUTO PARTS COMPANY


                                        By:______________________________
                                           Fred J. Pisciotta, President


                                        BEACON AUTO PARTS COMPANY


                                        By:____________________________
                                        Fred J. Pisciotta, Trustee



                              SCHEDULE A TO BILL OF SALE


                    [Assets listed in attachment to Schedule 4.9(b) of the Disclosure Schedule.]


                                     SCHEDULE 1.2

                                   PERMITTED LIENS

                    None.




                                                               Schedule 2.1

                     Computation and Payment of Agreement Amount


                    (a) Agreement Amount. The Agreement Amount shall consist of the sum of the Purchase Price (as hereinafter defined), plus the Buyer Contingent Amount (as hereinafter defined), minus the Seller Contingent Amount (as hereinafter defined), plus the $500,000 in respect of and allocated to the Non-Competition Undertaking (as provided therein).

                    (b) Purchase Price. The Purchase Price shall be equal to the sum of (i) an amount equal to the Fixed Assets/Goodwill Value, plus (ii) an amount equal to the "Inventory Value", plus
          (iii) an amount equal to the "Receivables Value", plus (iv) an amount equal to the "Prepaids Value", minus (iv) the amount of all "Accounts Payable and Other Liabilities".

                    (c) Fixed Asset/Goodwill Value. For purposes hereof, the "Fixed Asset/Goodwill Value" shall be fixed at $5,172,000, as the same may be adjusted pursuant to this paragraph (c), and, if applicable, as the same may be reduced pursuant to Section 2.6 of the Agreement. The portion of the Fixed Asset/Goodwill Value allocable to the machinery, equipment and other depreciable tangible fixed assets included in the Purchased Assets (the "Fixed Asset Value") shall be determined on the basis of a third party appraisal procured by RAPI. In the event the Fixed Asset Value established shall exceed the aggregate net book value of the machinery, equipment and other depreciable tangible fixed assets included in the Purchased Assets by more than $1,000,000, then there shall be added to the Fixed Asset/Goodwill Value an amount equal to 15.278% of the lesser of (i) such excess and (ii) the amount of the depreciation deductions theretofore recognized by Company in respect of such fixed assets which are subject to recapture by virtue of the asset sale transaction provided for in the Agreement.

                    (d) Inventory Value. The term "Inventory Value" shall mean the aggregate net value of those items of Sellers' inventory included in the Purchased Assets, as hereinafter determined and as reflected on the "Statement of Assets and Payables".

                    (e) Receivables Value. The term "Receivables Value" shall mean the net value of all trade account receivable (other than credit card receivables) of Sellers as of the Closing Date, to the extent arising from bona fide transactions in the ordinary course of business, with third parties not directly or indirectly affiliated with any of Sellers or any stockholder of Company, and to the extent the same have not been written off and are not eligible for write-off in accordance with Company's customary practice (the "Purchased Receivables"). The Purchased Receivables shall be initially valued at 100% of the face amount thereof as of the Closing Date, net of and after deduction of the amount of all discounts and other applicable adjustments allowed by Seller (but there shall be no deduction for prompt payment discounts) (the "Initial Purchased Receivables Value"). If by the 120th day after the Closing the Initial Purchased Receivables Value shall exceed the sum of (i) the aggregate amount of Purchased Receivables in fact collected, or credited as collected, by Buyer, plus (ii) the uncollected amount of those long term receivables listed on Annex A hereto which are not then due and payable (the "Long Term Receivables"), such excess shall reduce dollar-for-dollar the value of the Purchased Receivables and accordingly the Purchase Price. If, on the other hand, the aggregate amount of Purchased Receivables in fact collected, or credited as collected, by Buyer by such 120th day shall exceed the Initial Purchased Receivables Value, the value of the Purchased Receivables and accordingly the Purchase Price shall be increased by the amount of such excess.

                    (f) Prepaids Value. The term "Prepaids Value" shall be the net cost basis as of the Closing Date of those prepaid items designated on Annex B hereto and included in the Purchased Assets which are usable in the ordinary course of Buyer's Business.

                    (g) Accounts Payable and Other Liabilities. The term "Accounts Payable and Other Liabilities" shall mean the aggregate anticipated future amount of all accounts payable and accrued expenses payable (including without limitation accrued vacation and sick pay and an appropriately prorated accrual for anticipated future bonuses) and other indebtedness and liabilities of any of Sellers as of the Closing Date of the type covered by the Liabilities Undertaking and required in accordance with generally accepted accounting principles to be reflected on a balance sheet of any of Sellers as of the Closing Date.

                    (h) Statement of Assets and Payables. The term "Statement of Assets and Payables" shall mean a statement showing the Fixed Asset/Goodwill Value (allocated as provided in Schedule
          2.4 to the Agreement), the Inventory Value, the Receivables Value, the Prepaids Value, and the amount of the Accounts Payable and Other Liabilities, all as of the Closing Date, and to be prepared within 120 days after the Closing Date, jointly by Buyer and Sellers from the books and records of Sellers and in accordance with this Schedule 2.1.

                    (i) Computation of Inventory Value. In computing the Inventory Value, the following shall apply: (i) Except as provided and subject to the adjustments set forth herein, Sellers' automotive parts and accessories inventory (excluding items referred to in any of clauses (ii) through (viii) below, which shall be valued if and as indicated in said clauses (ii) through (viii), as the case may be) constituting Purchased Assets will be valued at current jobber net price as of the Closing Date for such items, less all normal line and warehouse discounts (such price less such discounts being herein called the "Warehouse Price" for the item in question), and, in all such cases, will, if and as may be required by Buyer, be computed and so valued on the basis of complete physical counts conducted no later than the close of business on or about the last business day preceding the Closing Date, or on the basis of the quantities reflected in Sellers' records as tested and adjusted on the basis of such sampling technique(s) as Buyer shall reasonably select, supplemented by a rolling forward to the Closing Date based on actual invoices and receipts; it being understood, however, that Excluded Inventory (as hereinafter defined) shall not be included or valued on the Statement of Assets and Payables; and it being further understood that if Sellers are not satisfied with the results of Buyer's sampling, and wish to rely instead on a complete physical inventory, Sellers may so elect to require such complete physical inventory by prompt written notice from Sellers to Buyer prior to the Closing, in which event such complete physical inventory shall be conducted, at the election of Buyer, prior to the Closing or on the first weekend after the Closing, and the results thereof shall be adjusted by a rolling forward or back, as the case may be, to the Closing Date based on actual invoices and receipts.

                         (ii) Obsolete Inventory (as hereinafter defined) and damaged inventory will be reflected on the Statement of Assets and Payables at no dollar value. As used herein, "Obsolete Inventory" means inventory designated on its manufacturer's or vendor's catalog or price sheet or any supplement to any of the foregoing, or on any supplemental product literature or sales bulletin, as not eligible for a return for full cash credit or with any designation of similar effect, or inventory (other than oils, chemicals and certain accessories items which under standard industry practice are not customarily returnable to the third party supplier thereof in the first instance) which is otherwise not returnable by Buyer for full cash credit at then current Warehouse Price to the original third party supplier thereof to Sellers.

                         (iii) Special order items and shop work, both completed and in-process, to the extent ordered or performed pursuant to outstanding bona fide orders, shall be valued at actual net cost of parts, transportation and direct labor expended as of the Closing Date.

                         (iv) Cores and defective items under warranty awaiting return to the vendor for full credit shall be valued at cost.

                         (v) No value shall be reflected for any debit memoranda or similar items relating to inventory returned to manufacturers or vendors for credit. Debit memoranda which are specifically identified in writing by Trust to Buyer prior to the Closing shall be deemed property of Trust and any amounts in respect thereof collected by Buyer or credits received by Buyer after the Closing shall be remitted by Buyer to Trust.

                         (vi) "Excluded Inventory" shall mean all products
          (A) not included and reported on Company's most recent sales analysis report prepared in the ordinary course of business and as heretofore delivered to Buyer in connection with the execution and delivery of this Agreement or thereafter not continuously included and reported through the Closing on each subsequent sales analysis prepared in the ordinary course of business consistent with past practice, or (B) listed on Annex C to this
          Schedule 2.1.

                         (vii) Rebates received after the Closing and earned in respect of purchases of inventory by any Seller prior to the Closing Date shall be included in the Purchased Assets but shall not be given any dollar value on the Statement of Assets and Payables.

                         (viii) No value will be assigned to consignment inventory.

                    (j) Estimated Purchase Price. During the period from the fifth day to the first day before the Closing, Trust and Buyer, on the basis of regularly prepared accounts receivables runs, physical inventories and other inventory records as shall then be available to them, shall cooperate to mutually determine in good faith an estimate of the Purchase Price based on an estimated Statement of Assets and Payables as of the Closing Date, and utilizing the valuation measures set forth in this
          Schedule 2.1 (the "Estimated Purchase Price"). If the parties are unable to so agree on such estimated Statement of Assets and Payables, Buyer at its option may require that the Estimated Statement of Assets and Payables set forth as Schedule 4.5(b) of the Disclosure Schedule be used for the purposes of this paragraph (j) and as the basis for the calculation of the Estimated Purchase Price.

                    (k) RAPI Shares; Note; Cash Payment. At the Closing, Buyer will (A) deliver to Trust a number of whole shares of common stock of RAPI ("RAPI Common Stock"), such that the product of such number of shares (the "RAPI Shares"), multiplied by the Per Share Value (determined as hereinafter provided), shall equal $1,000,000 (after taking into consideration the value of any fractional share), and (B) deliver to Trust a subordinated promissory note of Buyer in the principal amount of $2,000,000 bearing interest at an annual rate of 7.055% and in the form of
          Exhibit 3.3(b) to the Agreement (the "Note"), and (C) pay in accordance with Schedule 3.3(a) to this Agreement, by wire transfer, a sum (the "Cash Payment") equal the amount by which 90% of the Estimated Purchase Price exceeds $3,000,000.

                    (l) Per Share Value. The term "Per Share Value" shall mean the average of the Market Prices per share of RAPI Common Stock for the 40 consecutive Trading Days ending with the fifth day before the Closing Date. The term "Market Price per share of RAPI Common Stock" for any Trading Day shall mean the closing sale price for the RAPI Common Stock on such Trading Day as published by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if no such closing sale price is so published, the average of the closing bid and asked prices for the RAPI Common Stock on such Trading Day, as furnished by any New York Stock Exchange member firm selected by RAPI from time to time for such purpose. The term "Trading Day" shall mean any day on which trading takes place and prices reflecting such trading are generally published by NASDAQ. Anything to the contrary contained herein, notwithstanding, if the calculation under paragraph (k) above requires a fractional share to reach such $1,000,000 in aggregate Per Share Value for the RAPI Shares, no such fractional share shall be issued and in lieu thereof the value of such fractional share (based on Per Share Value) shall be paid in cash at the Closing.

                    (m) Adjustment in Favor of Trust. At the Settlement (as hereinafter defined), Buyer will promptly pay to Trust (A) the amount (the "Buyer Adjustment Amount") by which the Purchase Price exceeds the sum of (i) the Cash Payment plus (ii) $3,000,000, plus (B) interest on the Buyer Adjustment Amount, at the rate of 10% per annum from the Closing Date to the date of payment thereof.

                    (n) Adjustment in Favor of Buyer. In the event the sum of (i) the Cash Payment plus (ii) $3,000,000 shall exceed the Purchase Price, the Selling Parties shall promptly pay to Buyer at the Settlement (A) an amount (the "Seller Adjustment Amount") equal to such excess, plus (B) interest on the Seller Adjustment Amount at the rate of 10% per annum from the Closing Date to the date of payment thereof.

                    (o) Uncollected Receivables. At the Settlement, Buyer shall deliver to Trust a list of the Purchased Receivables, other than the Long Term Receivables, that remain uncollected as of the Settlement Date (the "Uncollected Receivables"). The Long Term Receivables shall remain the property of Buyer. Following the Settlement Date, the Uncollected Receivables shall be deemed the property of Trust and Buyer shall remit to Trust on a monthly basis all amounts in fact collected by Buyer in respect of the Uncollected Receivables, net of all out-of-pocket costs and reasonable expenses incurred by Buyer in connection with the collection thereof (it being understood that Buyer will in no event be required to incur any cost or expense or resort to litigation or similar collection efforts). Trust shall from and after the 180th day after the Closing be entitled, at its sole cost and expense, to collect the Uncollected Receivables in its own name and as it deems appropriate.

                    (p) Settlement. The Settlement shall take place at 10:00 a.m., local time, at the offices of Buyer on a date no later than 10 business days after the completion of the Statement of Assets and Payables, but in no event earlier than the 120th day, or later than the 180th day, after the Closing Date (such day being called the "Settlement Date"), or such other time and place as the parties may agree upon.

                    (q) Disputes. Trust and Buyer agree to use their best efforts to reach agreement upon any disputed portion of the Statement of Assets and Payables (the "Disputed Items"). Any Disputed Items remaining unresolved on the 30th day after the originally scheduled Settlement Date shall forthwith be submitted to Deloitte & Touche in Pittsburgh, Pa., or to such other person or firm as the parties shall mutually select (said named firm or such other person or firm being herein called the "Arbitrator"). Trust and Buyer shall promptly present their positions with respect to the Disputed Items to the Arbitrator, together with such other materials as the Arbitrator may deem appropriate. Any determination by the Arbitrator with respect to any Disputed Item shall be final and binding on each party. The cost of the Arbitrator shall be borne 50% by the Selling Parties and 50% by Buyer.

                    (r) Buyer Contingent Amount; Seller Contingent Amount. The "Buyer Contingent Amount" shall mean the amount determined to be payable by Buyer to Trust in accordance with this paragraph
          (r) (as an addition to the Agreement Amount). The "Seller Contingent Amount" shall mean the amount determined to be payable by the Selling Parties to Buyer in accordance with this paragraph
          (r) (as a reduction of the Agreement Amount). The Buyer Contingent Amount and the Seller Contingent Amount shall be computed as follows:

                         (i) (A) If EBITDA (as hereinafter defined) for the Business as conducted by Buyer ("Business EBITDA") for the period from the Closing until December 31, 1995, (the "1995 Period") shall exceed the product of (x) $1,139,000 times (y) a fraction, the numerator of which is the number of days from the Closing Date to December 31, 1995 and the denominator of which shall be 184 (the "1995 Base Amount"), then Buyer shall pay to Trust an amount (the "1995 Buyer Payment") equal to the product of (x) 1.45 times (y) such excess.

                              (B) If the 1995 Base Amount shall exceed
          Business EBITDA for the 1995 Period, then the Selling Parties shall pay to the Buyer an amount (the "1995 Seller Payment") equal to the product of (x) 0.58 times (y) such excess.

                        (ii) (A) If the cumulative Business EBITDA for the period from the Closing until December 31, 1996 (the "1996 Period") shall exceed the sum (the "1996 Base Amount") of (x) the 1995 Base Amount plus (y) $2,360,000, then Buyer shall pay to Trust the amount (the "1996 Buyer Payment") by which (1) the sum of (A) the product of (x) 1.45 times (y) such excess, plus (B) the 1995 Seller Payment, exceeds (2) the 1995 Buyer Payment.

                              (B) If the 1996 Base Amount shall exceed the cumulative Business EBITDA for the 1996 Period, then the Selling Parties shall pay to Buyer the amount (the "1996 Seller Payment") by which (1) the sum of (A) the product of (x) 0.58 times (y) such excess, plus (B) the 1995 Buyer Payment, exceeds (2) the 1995 Seller Payment.

                         (iii) (A) If the cumulative Business EBITDA for the period from the Closing Date to December 31, 1997 (the "1997 Period") shall exceed the sum (the "1997 Base Amount") of (x) the 1996 Base Amount plus (y) $2,471,000, then Buyer shall pay to Trust the amount (the "1997 Buyer Payment") by which (1) the sum of (A) the product of (x) 1.45 times (y) such excess, plus (B) the sum of the 1995 Seller Payment plus the 1996 Seller Payment, exceeds (2) the sum of (x) the 1995 Buyer Payment plus (y) the 1996 Buyer Payment.

                              (B)  If the 1997 Base Amount exceeds the
          cumulative Business EBITDA for the 1997 Period, then the Selling Parties shall pay to Buyer the amount (the "1997 Seller Payment") by which (1) the sum of (A) the product of (x) 0.58 times (y) such excess, plus (B) the sum of the 1995 Buyer Payment plus the 1996 Buyer Payment, exceeds (2) the sum of (x) the 1995 Seller Payment plus (y) the 1996 Seller Payment.

                         (iv) "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization fairly allocable to the Business as operated and conducted by Buyer from and after the Closing, and as determined and adjusted in accordance with this
          Schedule 2.1. EBITDA shall be determined by Buyer for each of the 1995 Period, the 1996 Period and the 1997 Period (each a "Period") in good faith, in accordance with generally accepted accounting principles consistently applied with those accounting principles used in the 1994 audited Financial Statements, and with adjustments similar to those provided for in the final pro forma calculation of Company's 1994 net income used by the parties to arrive at the original Base Amounts, subject, however, to the modifications and other matters referred to in paragraph
          (v) below.

                         (v) For purposes of determining Business EBITDA, the following points and modifications shall apply:

                              (A)  There shall be no allocation of a
          headquarter's fee or RAPI or RAPSI general corporate overhead to Business EBITDA (it being understood, however, that costs and expenses fairly allocable to the Business even if incurred, paid or managed by Buyer's or RAPI's headquarters or general office staff shall nevertheless be deemed costs and expenses of and allocated to the Business for purposes of computing Business EBITDA).

                              (B)  All rebates received after the Closing
          in respect of purchases of inventory by Sellers prior to the Closing (as contemplated by subparagraph (i)(vii) above) or by the Business after the Closing will be considered earnings for purposes of the Business EBITDA calculation and will be allocated to the Period in which they are received.

                              (C)  Operating leases entered into by the
          Business after Closing for motor vehicles and for other equipment (as well as the leases for five motor vehicles entered into between 1/1/95 and the date hereof) will be excluded for Business EBITDA and treated as if they had been acquired as is consistent with Company's historical treatment of such items, and motor vehicles and other equipment purchased by the Business but which are of a type or which replace items historically leased by Company shall be treated as if leased in a manner consistent with past practice for purposes of determining Business EBITDA.

                              (D)  The Base Amounts contemplate that the
          Business, as a division of Buyer, may continue to acquire an average of one store per calendar year including the expectation that one additional store may be acquired prior to December 31, 1995. It is also understood that if a store is not acquired in any Period, the Base Amounts nevertheless reflect the possibility of the acquisition of an additional store in a subsequent Period.

                              (E)  Business EBITDA will not reflect any
          expense for the allocation of outside accounting audits, general corporate legal services or interest or fees associated with RAPI's general credit facility. However, expenses associated with bookkeeping and accounting for the Business and/or with legal fees attributable to matters directly relating to or involving the Business, and banking fees and expenses either associated with the maintenance or use of bank accounts or services by or for, or otherwise directly related to, the Business shall be charged to Business EBITDA.

                              (F)  Any discretionary bonuses or similar
          compensation paid to Fred Pisciotta or John Wieder in addition to their base salaries will not be allocated to the Business. However, general employment benefits and charges allocable to either of such individuals, including benefits under group or Business-wide or company-wide plans or arrangements shall be allocated to the Business.

                                (G)  Cost of products sold shall be
          determined using the last in, first out ("LIFO") method in accordance with Buyer's past practices; provided that the LIFO reserve calculation for the 1995 Period will be based either on actual price increases during the 1995 Period or on a prorated portion of Buyer's annual rate(s) of price increases for 1995 (based on the portion of the 1995 calendar year represented by the 1995 Period).

                              (H)  Cost and expense savings, attributable
          to RAPI's or Buyer's superior buying power, including for example insurance cost savings and other cost savings based on volume purchases, shall be excluded from the computation of Business EBITDA, it being understood that for this purpose Business EBITDA is to be computed, to the extent feasible, as if the Business were a stand-alone entity.

                              (I) All wages, salary and other compensation shall be maintained, and future increases or decreases thereto shall be made, in accordance with Buyer's general policies.

                         (vi) It is anticipated, based on information heretofore furnished to Buyer by Seller, that the Business will continue to require capital expenditures (including expenditures for the purchase of additional vehicles and replacement of obsolete vehicles or other fixed assets) of up to $500,000 per annum in the aggregate (including for this purpose as if purchased the fair market value of items obtained under operating leases). The 1995 Base Amount, the 1996 Base Amount and the 1997 Base Amount referred to in this Section 2.1 (collectively the "Base Amounts") are based on the assumption that such practice will continue.

                         (vii)  In the event Buyer shall discharge
          Stockholder from his employment with Buyer prior to the end of the 1997 Period, other than (x) for "cause" (as defined in his employment agreement with Buyer), or (y) by reason of Stockholder's disability or death, or (z) following written notice from Stockholder of his intention to terminate employment with Buyer, then:

                              (A)  Depending on when such discharge shall
          occur: (1) if such discharge occurs during the 1995 Period, the 1995 Base Amount shall be reduced to 80% of the 1995 Base Amount specified in paragraph (r)(i) above (the "Adjusted 1995 Base Amount); the 1996 Base Amount shall be reduced to the sum of the Adjusted 1995 Base Amount plus $1,888,000 (the "Adjusted 1996 Base Amount"); and the 1997 Base Amount shall be reduced to the sum of the Adjusted 1996 Base Amount plus $1,976,800; (2) if such discharge occurs during the 1996 Period, the 1996 Base Amount shall be reduced to the sum of the 1995 Base Amount (without adjustment pursuant to clause (1) immediately above) plus $1,888,000); and the 1997 Base Amount shall be reduced to the sum of the 1995 Base Amount (without adjustment pursuant to clause
          (1) immediately above) plus $1,888,000 plus $1,976,800; and (3)
          if such discharge occurs during the 1997 Period, the 1997 Base Amount shall be reduced to the sum of the 1996 Base Amount (without adjustment pursuant to clause (2) immediately above) plus $1,976,800.

                              (B)  Sellers shall cease to have any
          obligation to pay any Seller Contingent Amount in respect of the Period in which such discharge occurs or any subsequent Period.

                         (viii) In no event shall the sum of (1) the 1995 Buyer Payment, plus (2) the 1996 Buyer Payment, plus (B) the 1997 Buyer Payment, exceed, in the aggregate, the sum of (A)
          $2,500,000 plus (B) the sum of (x) the 1995 Seller Payment plus
          (y) the 1996 Seller Payment.

                         (ix) In no event shall the sum of the (1) 1995 Seller Payment, plus (2) the 1996 Seller Payment plus (3) the 1997 Seller Payment, exceed, in the aggregate, the sum of (A) $500,000 plus (B) the sum of (x) the 1995 Buyer Payment plus (y) the 1996 Buyer Payment.

                         (x) Buyer shall provide the Selling Parties with detailed worksheets reflecting its determination of Business EBITDA not later than 90 days after the end of the relevant Period. In the event the Selling Parties shall dispute the compliance of Buyer's calculation of Business EBITDA with the provisions of this Schedule 2.1, the parties shall endeavor in good faith, for a period of 30 days from the providing of such worksheets, to resolve such dispute amicably. If they are unable to so effect such resolution within such 30-day period, the dispute shall be promptly submitted to the Arbitrator. The determination of the Arbitrator shall be final and binding on each party, and the cost of the Arbitrator shall be borne 50% by the Selling Parties and 50% by Buyer.

                         (xi) Each installment of the Buyer Contingent Amount shall be paid by Buyer to Trust within 10 days after the determination thereof with respect to the Period to which such installment applies. Each installment of the Seller Contingent Amount shall be paid by the Selling Parties to Buyer within 10 days after the determination thereof with respect to the Period to which such installment applies. Each payment of the Buyer Contingent Amount or the Seller Contingent Amount shall include interest thereon at a rate of ten (10) percent per annum thereon accruing from and after the 120th day after the end of the Period to which such payment relates to the date of payment.



                                       ANNEX A


                                                  Maximum Amount

          Mitchell Long Computer Acct.            $ 19,000

          Store Consignment Accounts              $ 40,000 (in the
                                                        aggregate)

          Store Premium Accounts with
            preferred customers                   $ 20,000 (in the
                                                        aggregate)



                                        ANNEX B

                                                  Maximum Amount
                                                  (in the aggregate)

          Sales Premiums/Promotional items        $ 1,000

          Prepaid Advertising Costs               $50,000

          Deposits (Utility, UPS, Leases)
            (in event transferable to Maker)      $ 3,000

          Claims Receivable                       $20,000

          Prepaid Supplies                        $50,000




                                       ANNEX C

                                         None



                                                                Exhibit 2.2


                               LIABILITIES UNDERTAKING


                    LIABILITIES UNDERTAKING, dated as of ____________, 1995, by Republic Automotive Parts Sales, Inc., a Delaware corporation ("Buyer"), in favor of Beacon Auto Parts Company, a Delaware corporation ("Company") and Beacon Auto Parts Company, a Pennsylvania business trust ("Trust", and, together with Company, "Sellers").


                                 W I T N E S S E T H:

                    WHEREAS, pursuant to an Agreement of Purchase and Sale of Assets, dated as of _________, 1995, among Buyer, Sellers and certain other parties (the "Agreement"; capitalized terms used but not defined herein are used with the definitions given them in the Agreement), Sellers have concurrently herewith sold, assigned, transferred, conveyed and delivered the Purchased Assets to Buyer; and

                    WHEREAS, in partial consideration therefor, the Agreement requires Buyer to execute and deliver to Sellers this Liabilities Undertaking;

                    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which by Buyer is hereby acknowledged, Buyer hereby agrees as follows:

                    1. Buyer hereby undertakes, assumes and agrees, subject to the limitations contained herein, to perform, pay or discharge, in accordance with the terms thereof and as and when due, the following (the "Assumed Liabilities"):

                         (a) the unperformed and unfulfilled obligations of Sellers accruing from and after [the Closing Date] (with respect to periods commencing on or after [the Closing Date] under the contracts, leases and agreements listed on Schedule A hereto and expressly assigned to Buyer pursuant to the Agreement, and which, in all cases, conform to the representations and warranties with respect thereto contained in the Agreement; and

                         (b)  all trade accounts payable and accrued
          business expenses of Sellers (including without limitation, accrued vacation and sick pay) as of [the Closing Date], and the indebtedness of Company under the capitalized leases identified in Schedule B hereto, but in each case only to the extent of the amount thereof in fact set forth in the definitive Statement of Assets and Payables prepared pursuant to Schedule 2.1 of the Agreement and accordingly deducted in computing the Purchase Price under the Agreement.

                    Notwithstanding anything to the contrary contained herein, the Assumed Liabilities shall not include any:

                              (A)  brokerage, finder's fee and other costs
          and expenses incurred in connection with the negotiation, execution and/or consummation of the Agreement and/or the transactions contemplated thereby; or

                              (B) debts, liabilities or obligations of any nature to any past or present stockholder of or holder of any beneficial interest in any of Sellers or to any direct or indirect affiliate or member of the family of any of them; or

                              (C)  income or franchise Taxes;

                              (D)  liabilities or obligations under, with
          respect to, or arising out of any of the Employee Benefit Plans;
          or

                              (E) liabilities or obligations of Sellers in respect of or resulting or arising from or out of any claims for personal injury or property damage, any litigation, arbitration or other legal proceeding, any environmental, health or safety matter or any Hazardous Substance, any antitrust or anticompetition matter or claim, any actual or alleged infringement or violation of any proprietary right, any actual or alleged breach, violation, non-performance or non-compliance of or with any contract, commitment or obligation, whether imposed by law, rule, regulation, order, decree or otherwise.

                    2. Nothing contained herein shall require Buyer to pay, perform or discharge any liabilities or obligations expressly assumed hereby so long as Buyer shall in good faith contest the amount or validity thereof.

                    3. Other than as specifically stated herein, Buyer does not assume any account payable, debt, commitment, Tax payable, liability or obligation of, or claim or cause of action against, any of Sellers, of any kind or nature whatsoever, whether by this Liabilities Undertaking or the Agreement, whether absolute or contingent, whether known or unknown, whether or not connected with the Business or the Purchased Assets, and whether arising out of any debt, liability or obligation in respect of any act, occurrence, agreement or state of facts in effect before, on or after the Closing Date, and it is expressly understood and agreed that all accounts payable, debts, commitments, Taxes payable, liabilities, obligations, claims and causes of action not expressly assumed hereunder by Buyer shall remain the sole obligation and responsibility of Sellers.

                    4. This Liabilities Undertaking shall be binding upon the successors and assigns of Buyer.

                    5. No person, firm or corporation other than the Selling Parties shall have any rights under or by reason of this Liabilities Undertaking or the provisions contained herein.


                                        REPUBLIC AUTOMOTIVE PARTS SALES,
                                        INC.

                                        By: ___________________________



                                                               Schedule 2.3
                             NON-COMPETITION UNDERTAKING

                    1. Each of the Selling Parties will not and will not permit any or any person or entity directly or indirectly (alone or together with others) controlling, controlled by, affiliated with or related to, any of the Selling Parties (collectively "Seller Affiliates"), to, for a period of five years from the Closing Date (the "Limited Period"):

                         (a) directly or indirectly, anywhere within the Commonwealth of Pennsylvania (the "Territory"), own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected with or have any interest in, as a stockholder, agent, consultant, partner or otherwise, or refer or exploit any customers, business or opportunities to or with, or otherwise assist in any manner, (i) any business which sells, distributes or provides automotive products or any other products or services which have been sold, distributed or provided by any of Sellers or which are competitive therewith or (ii) any other business which is competitive within the Territory with any business heretofore conducted by any of Sellers and/or hereafter conducted by Buyer or any of its subsidiaries or affiliates and related or similar to any of the business activities heretofore conducted by any of Sellers; provided that the foregoing shall not prohibit the Selling Parties from owning in the aggregate less than 1% of any class of securities listed on a national securities exchange or traded publicly in the over-the-counter market; and provided further that the foregoing shall not apply to the acceptance by Stockholder of a position with, or the acquisition of or of an interest in, an automotive parts manufacturer or the acceptance by Stockholder of a position with, or the acquisition of or an interest in, a business engaged exclusively in owning or operating retail automotive repair and service centers; or

                         (b) without the express prior written consent of Buyer, directly or indirectly employ or attempt to employ, or knowingly arrange or solicit to have any other person or entity employ, any person who heretofore has been, or is, on the date hereof or hereafter, in the employ of Buyer, or who has heretofore been in their employ of Seller and becomes or has become an employee of Buyer; provided that this clause (b) shall not apply to the son of Stockholder to the extent applicable to the employment of such named individual in an enterprise which is not engaged in any business which sells, distributes or provides automotive products or any other products or service which have been sold, distributed or provided by any of Sellers or which are competitive therewith in the Territory or in any of the states contiguous thereto.

                    2. Each of the Selling Parties will not, and will not permit any of the Seller Affiliates to, during the Limited Period and at all times thereafter, divulge or make available to any person or entity, except as expressly consented to in writing by Buyer, or use, any confidential information or any documents, files or other papers concerning the business or financial affairs of Buyer and/or the Business and/or any assets, properties or rights relating to or derived from the Business, except such disclosure which is otherwise required by applicable law or regulations.

                    3. In the event that any of the provisions contained in this Schedule would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason because of the scope, duration or area of its applicability or for other reasons, unless narrowed by construction, such provision shall for purposes of such jurisdiction only, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable (or if such language cannot be drawn narrowly enough, the court making any such determination shall have the power to modify, to the extent necessary to make such provision or provisions enforceable in such jurisdiction, such scope, duration or area or all of them, and such provision shall then be applicable in such modified form). If, notwithstanding the foregoing, any such provision would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, such provision, as to such jurisdiction only, shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining provisions of this Schedule. No narrowed construction, court-modification or invalidation of any provision shall affect the construction, validity or enforceability of such provision in any other jurisdiction. Subject to the foregoing, in case any one or more of the provisions contained in this Schedule should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected in any way thereby.

                    4. Since Buyer will be irreparably damaged if the provisions hereof are not specifically enforced, Buyer shall be entitled to an injunction restraining any violation or attempted violation of any of the provisions of this Schedule (without any bond or other security being required), or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy which Buyer may have.

                    5. If the Closing shall occur under the Agreement, then in consideration for the obligations set forth in this Schedule, and the Selling Parties' continuing compliance with the provisions hereof, Buyer will pay to Trust the sum of $500,000 in twenty (20) equal quarterly installments of $25,000 each, on or before the last day of each of the 20 consecutive calendar quarters, commencing with the first full calendar quarter after the Closing Date. Buyer shall be entitled, at its option, to prepay any or all of such installments.




                                     SCHEDULE 2.4


          Purchase Assets                    Allocation of Purchase Price

          Inventories                        As valued pursuant to Schedule
                                             2.1


          Accounts receivable                As valued pursuant to Schedule
                                             2.1


          Prepaid Assets                     As valued pursuant to Schedule
                                             2.1


          Machinery, equipment,              As valued by third party
          fixtures, vehicles and other       appraisal to be obtained by
          tangible fixed assets              Buyer


          Intangible property and good       Balance of purchase price not
          will                               allocated as provided above



                                                                Exhibit 2.5


                             AGREEMENT AND QUESTIONNAIRE


          Republic Automotive Parts, Inc.
          500 Wilson Pike Circle,
          Suite 115
          Brentwood, Tennessee 37024

          Gentlemen:

                    The undersigned (the "undersigned" or "Stockholder"), being a stockholder of Beacon Auto Parts Company, acknowledges that neither the issuance of shares of Common Stock, par value $.50 per share (the "Shares"), of Republic Automotive Parts, Inc. ("RAPI") to a proposed Agreement of Purchase and Sale of Assets among RAPI, Republic Automotive Parts Sales, Inc., Beacon Auto Parts Company, a Delaware corporation ("Company"), Beacon Auto Parts Company, Pennsylvania business trust ("Trust"), and certain other parties (the "Purchase Agreement"), and the asset sale transaction contemplated thereby (the "Asset Sale"), nor any transfer of the Shares by Company to the stockholders of Company or by Trust to the holders of beneficial interests in Trust, upon the full or partial liquidation of Company or Trust, or otherwise, is or will be registered under the Securities Act of 1933, as amended (the "Securities Act"), but rather that the Shares are to be issued privately on behalf of RAPI (and if transferred to the stockholders of the Company, will be transferred privately), and solely in reliance upon exemptions from the Securities Act and applicable state securities laws.

                    The undersigned further acknowledges that the information contained herein is needed by RAPI in order to enable it to conclude that the exemptions are available and to determine
          (a) whether an indirect or direct investment in the Shares is suitable for the undersigned and (b) whether the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an indirect or direct investment in the Shares.

                    The  undersigned also  understands  that RAPI  and  its
          representatives will rely on the information contained herein for purposes of such determination. Accordingly, the undersigned represents and warrants to RAPI and its representatives that the information contained herein is complete and accurate and may be relied upon by RAPI and its representatives, and hereby agrees to notify RAPI immediately if there is any material change in the information provided herein occurring prior to the consummation of the transactions contemplated by the Purchase Agreement or prior to any transfer of Shares to the undersigned and to furnish to RAPI any other information which RAPI may request in connection with the matters contemplated hereby.

                    The undersigned also understands and agrees that, although RAPI will endeavor to keep the information provided in this Agreement and Questionnaire confidential, RAPI may present this Agreement and Questionnaire and the information provided in answer to it to such persons or entities as it deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the issuance of Shares.

                    Finally, the undersigned has been advised that the consummation of the transactions contemplated by the Purchase Agreement and the issuance of Shares pursuant thereto is among other things conditioned upon the covenants and agreements of the undersigned set forth herein.

                    Accordingly, in order to induce RAPI to enter into and proceed with the transactions contemplated by the Purchase Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby represents, warrants, covenants and agrees, and provides certain information, as follows:

          A. The undersigned hereby represents, warrants and covenants to RAPI as follows:

                         (i)   The  undersigned, if  an  individual, is  21
          years of age or older. The undersigned, if a partnership, corporation, trust or other entity, is authorized and otherwise duly qualified to consent to the Asset Sale and was not formed in order to acquire Shares or in connection with the Asset Sale.

                         (ii) The undersigned is a stockholder of Company, has reviewed the merits of the transactions contemplated by the Purchase Agreement and an investment in the Shares with the management of Company and Trust and with legal and tax counsel and with an investment advisor to the extent deemed advisable. The undersigned has not received or relied on any statement, advice or representation by RAPI or any of its representatives regarding the income tax consequences of the Asset Sale or any liquidation of Company or Trust or any transfer of Shares to the undersigned, and has consulted with his own legal and tax counsel and investment advisors regarding such consequences.

                         (iii) The undersigned alone, or together with the undersigned's Stockholder Representative indicated below, and who has completed the Stockholder Representative Certificate attached as Exhibit A hereto, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares, and, if a resident of, or domiciled in, a certain state, meets any additional suitability standards applicable to the undersigned under state law.

                         (iv) The undersigned has had a full opportunity to ask questions of and to receive answers from a representative of RAPI concerning the terms and conditions of the transactions contemplated by the Purchase Agreement and the business of RAPI and its subsidiaries, and in connection therewith has been provided with (a) RAPI's annual report on Form 10-K for its 1994 fiscal year, (b) RAPI's proxy statement from its 1995 Annual Meeting of Stockholders, (c) RAPI's quarterly report on Form 10-Q for the quarter ended March 31, 1995, (d) RAPI's certificate of incorporation and bylaws, and (e) all such other information as the undersigned desired in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the undersigned.

                         (v)  The   undersigned   has   been  advised   and
          understands that an investment in RAPI is speculative and, in connection with the matters contemplated hereby, the undersigned has relied solely upon the information contained in RAPI's public filings and upon independent investigations made by the undersigned. The undersigned has not relied upon any representation or warranty as to the period of time the undersigned may be required to hold the Shares, or as to projected or forecasted profits or losses which may be earned or incurred by RAPI, or any other representation or warranty from RAPI or any of its affiliates, employees or agents. In addition, the undersigned is not acquiring any Shares as a result of or subsequent to (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees, including the undersigned, had been invited as a result of, subsequent to or pursuant to any of the foregoing.

                         (vi) If Company or Trust is liquidated or otherwise transfers any Shares to the undersigned, the undersigned will acquire the Shares in good faith solely for the undersigned's own account, and for investment purposes, and not with a view to, or for, subdivision, distribution, fractionalization or resale, or for the account, in whole or in part, of others.

                         (vii) The undersigned understands that the Shares have not been and will not be registered under the Securities Act or the securities laws of certain states, in reliance upon specific exemptions from registration thereunder, and the undersigned agrees that no Shares may be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of by the Company or the undersigned, except in compliance with the Securities Act and applicable state securities laws and in compliance  with the  provisions  of Article  6  of the  Purchase
          Agreement. The undersigned has been advised that RAPI has no obligation to cause the Shares to be registered under the
          Securities Act or to comply with any exemption under the Securities Act, including but not limited to that set forth in Rule 144 promulgated under the Securities Act, which otherwise might permit the Shares to be sold by the undersigned. The undersigned understands that all certificates representing the Shares will bear legends restricting the transfer thereof, and indicating that the holder thereof is bound by the applicable terms of the Purchase Agreement and this Agreement and Questionnaire.

                         (viii) The undersigned will cause any proposed transferee of Shares from the undersigned, other than a transferee who purchases pursuant to an effective registration statement satisfying the requirements of the Securities Act or pursuant to Rule 144 under the Securities Act to agree to take and hold such Shares subject to the provisions and upon the conditions specified herein.

                         (ix) Prior to any proposed sale, transfer or other disposition of any Shares (other than a sale, transfer or other disposition permitted under and pursuant to Rule 144(k) under the Securities Act), the undersigned shall give written notice to RAPI of such intention to effect such sale, transfer or other disposition. Each such notice shall describe the manner and circumstances of the proposed sale, transfer or other disposition in reasonable detail, and shall be accompanied by either (i) an opinion of counsel, and in form and substance, reasonably acceptable to RAPI, addressed to RAPI, to the effect that the proposed sale, transfer or other disposition of such Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter, in form and substance reasonably acceptable to RAPI, from the Securities and Exchange Commission (the "SEC") to the effect that such sale, transfer or other disposition of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon the undersigned shall be entitled to transfer such Shares in accordance with the terms of such notice delivered to RAPI, subject in all cases, however, to any other agreement with or for the benefit of RAPI regarding the sale, transfer or other disposition of Shares.

                         (x) The undersigned understands that no federal or state agency has made any finding or determination as to the fairness of the Asset Sale or the Purchase Agreement or any recommendation or endorsement of the Shares.

                         (xi) All information which the undersigned has provided RAPI, including (but not limited to) the information, representations and warranties of the undersigned contained herein, is true, correct and complete in all respects as of the date set forth below and the undersigned agrees to furnish any additional information which RAPI may request and to notify RAPI immediately should any material change occur.




          B.   Stockholder Information.

               1.   Name and Tax I.D. Number

          Name of Stockholder:
          Social Security or Tax I.D. Number:

          Name and Title of Person completing this Questionnaire:


               2.   Address and Telephone Number

               Address (post office box is not acceptable)

                    (Street)

                    (City)                   (State)        (Zip Code)

          Telephone Number: (   )

               3.   Individual Stockholder

                    (a)  Type of Ownership (check as appropriate):

                              Individual
                              Joint tenants with rights of survivorship
                              Tenants in common
                              Community property
                              Other (indicate):

                    (b)  Date of Birth:

                    (c)  Citizenship:

                    (d)  State in which Registered to Vote:

                    (e)  Occupation or Profession:

                    (f)  Name and Address of Employer:


                    (g)  Current Position or Title:

                    (h)  Office Telephone Number: (   )

                    (i)  Nature of Employer's Business:

                    (j) How long have you been employed at your current position?

                    (k) If you have had more than one job in the last five years, give the same information (name and address of employer, nature of business, position or title, principal responsibility and years of service) with respect to each such job:





               4.   Partnership,   Corporation,   Trust  or   Other  Entity
          Stockholder.

                    (a)  Type of Entity:

                    (b)  Date of Organization or Incorporation:

                    (c)  State or other Jurisdiction in which  Organized or
          Incorporated:

                    (d) Was this partnership, corporation, trust or other entity formed for the specific purpose of acquiring or holding shares of RAPI?

                         Yes                      No

                    (e)  Number of shareholders, partners or beneficiaries:


                    (f)  Indicate whether individual shareholders, partners
          or  beneficiaries   within  the  entity  may   elect  whether  to
          participate in each investment of the entity.

                         Yes                      No

               5.   Investment Background.

                    (a) Qualifications (you may answer "Yes" to more than one of the following questions)

                         (i) The undersigned by reason of his business or financial experience considers himself able to protect his own interests in connection with the investment in the Shares by the Company pursuant to the transactions contemplated by the Purchase Agreement and/or any transfer of Shares by Company or Trust to the undersigned.

                              Yes                      No

                         (ii) The undersigned by reason of the business or financial experience of his professional advisors (including those advisors identified below who have been consulted in connection with the transactions contemplated by the Purchase Agreement) has the capacity to protect his own interests in connection with the investment in the Shares pursuant to the transactions contemplated by the Purchase Agreement and/or any transfer of Shares by Company or Trust to the undersigned.

                              Yes                      No

                    Please identify the name, address and telephone number of each professional advisor consulted with respect to the proposed investment.




                         (iii) The undersigned by reason of the business or financial experience of his Stockholder Representative (if any) is capable of evaluating the merits and risk of the investment in the Shares pursuant to the transactions contemplated by the Purchase Agreement and/or any transfer of Shares by Company or Trust to the undersigned.

                              Yes                      No

                    Please identify the name, address and telephone number of the Stockholder Representative(s), if any. Each Stockholder Representative is required to complete the Stockholder Representative Certificate attached as Exhibit A hereto.




                         (iv) The undersigned is able to bear the economic risk of an investment in the Shares.

                              Yes                      No


                         (v) The undersigned can afford a complete loss of any investment in the Shares.

                              Yes                      No

                         (vi) Please provide additional information which reflects your overall business, investment and financial experience or knowledge (e.g., special training, additional investments):




                    The  information requested  in  paragraphs  (B)(3)  and
          (B)(5) above, respectively, should be provided in regard to the individual(s) who is (are) making investment decisions on behalf of the partnership, corporation, trust or other entity.



          C.   Accredited Investor Criteria.

               RAPI does not intend to rely upon the exemption from registration afforded by Regulation D under the Securities Act. However, representations and information as to the qualification of the undersigned under Regulation D, and as an Accredited Investor (as defined in Rule 501 of Regulation D), as set forth below, are to be made and provided by the undersigned in order for RAPI to better determine whether the issuance or transfer of Shares may be made in light of the requirements of Section 4(2) under the Securities Act.

               For purposes of determining whether you are an Accredited Investor, please check the applicable box below:

          [ ]       (a)  the   undersigned  is   a  natural   person  whose
               individual net worth*, or joint net worth* with that person's spouse, at the time of the undersigned's purchase exceeds $1,000,000;

          [ ]       (b)  the  undersigned is  a natural  person who  had an
               individual income* in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          [ ]       (c)  the  undersigned  is  (i)  a bank  as  defined  in
               Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; (iii) an insurance company as defined in
               Section 2(13) of the Securities Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under
               Section 301(c) or (d) of the Small Business Investment Act of 1958; (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state of its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000, or (vii) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment
               decisions  made  solely  by  persons  that  are   Accredited
               Investors;

                * For purposes of the foregoing, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities. For purposes of the foregoing, "individual income" means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following (but not including amounts attributable to a spouse or to property owned by a spouse): (i) the amount of tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited part-nership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

          [ ]       (d)  the undersigned is  a private business development
               company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          [ ]       (e)  the  undersigned is  an organization  described in
               Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

          [ ]       (f)  the undersigned  is a trust, with  total assets in
               excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

          [ ]       (g)  the undersigned is  a entity in  which all of  the
               equity owners are accredited investors under paragraphs (a),
               (b), (c), (d), (e) or (f) above; or

          [ ]       (h)  none of the above.

          D. The undersigned acknowledges having reviewed and agrees to be bound by and to comply with the provisions of Article 6 of the Purchase Agreement.

          E. This Agreement and Questionnaire shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and shall inure to the benefit of RAPI and its successors and assigns.

          F.   Signature.



               The    undersigned   has   executed   this   Agreement   and
          Questionnaire this ____ day of _____________, 199__.


          _____________________________
          Print Name


          _____________________________
          Signature


          _____________________________
          Print state of residence


          If the Investor is a PARTNERSHIP,
          CORPORATION, TRUST or OTHER ENTITY,
          complete the following:

          _____________________________      _____________________________
          Print name of partnership,         Capacity of authorized
          corporation, trust or entity       representative

          By:__________________________      _____________________________
             Signature of authorized         Print jurisdiction of
             representative                  organization or incorporation


          _____________________________
          Print name of authorized
          representative


               IMPORTANT: Signatures must be NOTARIZED on one of the following pages.


                             [Individual Acknowledgment]


          STATE OF            )
                              ) ss.:
          COUNTY OF           )


               On the ____ day of _____________, 19__, before me personally came ____________________, to me personally known and known to me to be the individual described in and who executed the foregoing instrument, and (s)he duly acknowledged to me that (s)he executed the same.

               Given under my hand and seal this ____ day of __________, 19__.



                                             _____________________________
                                             Notary Public


                             [Corporate Acknowledgement]

          STATE OF            )
                              ) ss.:
          COUNTY OF           )


               On the ____ day  of _______________________, 19__, before me personally came ______________________________, to  me personally known, who being by me sworn, did depose and say that (s)he resides in ________________________; that (s)he is of
          ________________, the corporation described in and which executed the above instrument; and that (s)he signed such instrument by order of the board of directors of said corporation.

               Given under my hand and seal this ____ day of __________, 19__.



                                             _____________________________
                                             Notary Public


                            [Partnership Acknowledgement]


          STATE OF            )
                              ) ss.:
          COUNTY OF           )


               On  the ____  day  of ___________________,  19__, before  me personally came _____________________, one of the partners of __________________, to me personally known and known to me to be the individual described in and who executed the foregoing instrument, and (s)he duly acknowledged to me that (s)he executed the same in the aforesaid capacity.

               Given under my hand and seal this ____ day of __________, 19__.



                                             _____________________________
                                             Notary Public


                               [Trust Acknowledgement]

          STATE OF            )
                              ) ss.:
          COUNTY OF           )


               On  the  ____  day   of  _______________,  19__,  before  me
          personally came _____________________, trustee under ________________________ _______________, to me personally known and known to me to be the individual described in and who executed the foregoing instrument, and (s)he duly acknowledged to me that (s)he executed the same in the aforesaid capacity.

               Given under my hand and seal this ____ day of __________, 19__.



                                             _____________________________
                                             Notary Public


                                                                  Exhibit A


                        STOCKHOLDER REPRESENTATIVE CERTIFICATE


                    The undersigned does hereby represent that the responses to the questions contained herein are complete and accurate and may be relied upon by Republic Automotive Parts, Inc. ("RAPI") in connection with the proposed issuance of common stock, par value $.50 per share, of RAPI (the "RAPI Common Stock"), pursuant to a certain Agreement of Purchase and Sale of Assets, among RAPI, Beacon Auto Parts Company, a Delaware corporation ("Company"), of which the referenced person is a stockholder ("Stockholder"), Beacon Auto Parts Company, a Pennsylvania business trust ("Trust"), and certain other parties (the "Agreement"), and the asset sale transaction contemplated thereby. The undersigned further agrees to notify RAPI immediately of any material change in any of the information provided below occurring prior to any transfer of shares of RAPI Common Stock to the below named Stockholder on whose behalf the undersigned is acting as Stockholder Representative.

          1.   Name of Stockholder represented:



          2.   Name of Stockholder Representative:



          3.   Business address and telephone number
               of Stockholder Representative:





                                        Tel.:

          4. Names and addresses of your employers, if any, the positions held with such employers and the length of time such positions were or have been held for the past five years:

               Employer               Position Held         Length of Time





          5. All licenses you hold as a broker-dealer or as an investment adviser:

          Name of Licenses         Issuing Authority         Date Granted






          6.   All memberships in  professional organizations pertaining to
               your   occupation  (e.g.,  the  NASD,  Bar  Association  and
               Committees, Accounting Societies and Committees):




          7.   Please state whether or not within the past ten years:

               (a) You have been convicted, indicted or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses)?

               Yes                                No

               (b) You have been the subject of any order, judgment or a decree of any court of competent jurisdiction permanently or temporarily enjoining you from acting as an investment adviser, underwriter, broker or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity, or in connection with the purchase or sale of any security, or the subject of any order of a federal or state authority barring or suspending your right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed?

               Yes                                No

               (c) If yes to either (a) or (b) please describe the circumstances more fully:







          8.   Education:

                                        College or            Date Degree
               Degree(s)                University              Received






          9. What experience in financial and business matters do you believe makes you capable of evaluating the merits and risks of the Stockholder holding an investment in shares of RAPI Common Stock?






          10. Except as set forth in subparagraph (a) below, neither the undersigned nor any of my affiliates has any material relationship with RAPI, Company or Trust, or any of their respective subsidiaries or affiliates, and no such material relationship is mutually understood to be contemplated or has existed at any time during the previous two years.

               (a)






               (b)  If a material relationship is disclosed in subparagraph
               (a) above, indicate the amount of compensation received or to be received as a result of such relationship:






          11.  In   advising  the  Stockholder   in  connection   with  the
               transactions contemplated by the Agreement and/or any possible future investment of the Stockholder in shares of RAPI Common Stock, the undersigned will be relying in part on the Stockholder's own expertise in certain areas:

               Yes__________                 No__________

               If yes, state the areas of expertise:





          12.  In   advising  the  Stockholder   in  connection   with  the
               transactions contemplated by the Agreement and/or any possible future investment of the Stockholder in shares in RAPI Common Stock, will you be relying in part on the expertise of an additional representative or representatives?

               Yes__________                 No__________

               If yes, give the name and address of such additional representative or representatives and describe the areas where you will be relying on their expertise:





          The undersigned understands that RAPI will be relying on the accuracy and completeness of the responses to the foregoing questions and the undersigned further represents, warrants and certifies to RAPI as follows:

          1. The undersigned has had the opportunity to and has taken such steps as the undersigned has deemed necessary to become familiar with the business and financial affairs of RAPI. The undersigned acknowledges receipt of copies of RAPI's annual report on Form 10-K for its 1994 fiscal year, RAPI's proxy statement for its 1995 annual meeting of stockholders and RAPI's quarterly report on Form 10-Q for the quarter ended March 31, 1995 and RAPI's certificate of incorporation and bylaws, and that the undersigned has read each of them and has had an opportunity to consult with representatives of RAPI. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating on behalf of the Stockholder the merits and risks of an indirect or direct investment in shares of RAPI Common Stock.

          2.   The  undersigned  is  not,  nor  is  any  affiliate  of  the undersigned, an affiliate, director, officer or other employee of RAPI or Company or Trust, or a beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in RAPI or Company or Trust.

          3. The undersigned has such knowledge and experience in financial and business matters that he is capable of evaluating alone, or together with other representatives named above of the Stockholder or together with the Stockholder, the merits and risks of an indirect or direct investment in shares of RAPI Common Stock.

          4. There is no material relationship between either the undersigned or any affiliate of the undersigned and RAPI's or any of the subsidiaries and affiliates of RAPI or Company or Trust which now exists, is mutually understood to be contemplated, or has existed at any time during the previous two years, and the undersigned has so advised the Stockholder.

          5. The undersigned has been designated in writing by the Stockholder as his Stockholder Representative in connection with evaluating the merits and risks of the prospective investment in the shares of RAPI Common Stock, such designation having been made after the disclosure referred to in paragraph 4 above.

          6. The undersigned shall not receive any compensation of any sort whatsoever from RAPI as a result of this transaction.


          Date:                    , 1995



                                   ______________________________________
                                   Stockholder Representative's signature




               I acknowledge that the person(s) signing the foregoing portion of this certificate has/have served as my Stockholder Representative(s) in connection with evaluating the merits and risks of the transactions contemplated by the Agreement of Purchase and Sale of Assets referred to above and an indirect or direct prospective investment of mine in shares of Common Stock of RAPI and that said Stockholder Representative(s) has/have previously disclosed to me, in writing, any material relationship between the Stockholder Representative(s) (or his/her or their affiliates) and RAPI or Company or Trust or any of their respective subsidiaries and affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.



          _____________________________      _____________________________
          Date                               Stockholder's signature





                                          SCHEDULE 3.2(b)(i)



                                                         Taxes for
                                                        1994 calendar
   Address of         Square Footage                     year (or to
    Leased             of Subject                       the extent
    Premises*             Building       Annual Rent    known for 1995
                                                        calendar year)

2701 College Avenue       5,000           $ 23,750         $ 2,972
Beaver Falls, PA

112 Pittsburgh Street     4,700           $ 25,850         $ 5,551
Cheswick, PA

1005 Lincoln Highway      7,600           $ 41,800         $ 6,346
Irwin, PA

907 Lowry Avenue         14,000           $ 63,000         $12,730
Jeannette, PA

4375 Old Wm. Penn.       11,475           $ 68,850         $ 9,730
Hwy.
Monroeville, PA

5151 Baum Blvd.          13,000           $ 63,250         $15,726
Pittsburgh, PA

Route 981 South           5,400           $ 29,700         $ 3,465
Latrobe, PA

1789 W. Liberty Avenue    8,400           $ 54,600         $ 9,678
Pittsburgh, PA

6013 Enterprise Dr.      Office: 12,000   $297,000         $30,000
Export, PA               Whse.:  54,000                    (approx. for
                                                              1995)

140 E. Pittsburgh St.    3,000            $ 24,000         $ 3,669
Greensburg, PA


 * The Leased Premises include the property and areas reflected in Schedule 3.2(b)(i) of the Disclosure Schedule.